CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenues
Total revenues	$ 12,267	$ 11,770
Cost of revenues
Total cost of revenues	6,063	6,189
Gross profit	6,204	5,581
Operating expenses:
Research and development	2,763	2,386
Sales and marketing	1,655	1,721
General and administrative	4,149	4,074
Other expense, net	4,374	1,149
Total operating expenses	12,941	9,330
Operating loss	(6,737)	(3,749)
Financial expenses, net	(3,396)	(4,113)
Loss before income taxes	(10,133)	(7,862)
Income tax expense	(5)	(5)
Net loss	$ (10,138)	$ (7,867)
Net loss per share:
Basic and Diluted	$ (0.39)	$ (0.45)
Shares used in calculation of net income per share:
Basic and Diluted	26,198,102	17,386,369
Product [Member]
Revenues
Total revenues	$ 4,475	$ 4,528
Cost of revenues
Total cost of revenues	1,935	2,178
Service [Member]
Revenues
Total revenues	7,792	7,242
Cost of revenues
Total cost of revenues	$ 4,128	$ 4,011